CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.5

AMENDMENT NO. 1 TO MANUFACTURE AND SUPPLY AGREEMENT
THIS AMENDMENT NO. 1 TO MANUFACTURE AND SUPPLY AGREEMENT (this “Amendment”) is entered into as of August 1, 2025 (the “Amendment Effective Date”), between SI-BONE, INC., a Delaware corporation having an address of 471 El Camino Real, Suite 101, Santa Clara, CA 95050 (“Company”) and RMS COMPANY, a Minnesota corporation having an address of 8600 Evergreen Boulevard, Coon Rapids, MN 55433 (“Supplier”), and this Amendment amends that certain Manufacture and Supply Agreement, dated as of February 23, 2024 and as amended from time to time (the “Existing Agreement”, and the Existing Agreement as amended by this Amendment, the “Agreement”). Capitalized terms used and not defined herein shall have their respective meanings set forth in the Existing Agreement.
RECITALS
WHEREAS, Company and Supplier desire to amend the Existing Agreement, on the terms and conditions set forth below.
NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements provided herein, the parties, intending to be legally bound, agree as follows.
AGREEMENT
1.AMENDMENTS
1.1Section 1.1 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:
“1.1    Purchase and Sale. Subject to the terms of this Agreement, during the Term, Company shall purchase from Supplier, and Supplier shall supply to Company, the products listed on Exhibits A through D and other products purchased by Company from Supplier from time to time (collectively, the “Products”). Exhibits A through D shall include (a) a detailed description of the Product(s), (b) the purchase price of the Product(s), and (c) any other relevant information pertaining to the Products. From time to time, the parties may mutually agree to add additional products to Exhibits A through D pursuant to a writing signed by both parties, at which time such products will become Products for purposes of this Agreement.”
1.2Exhibits A through D of the Existing Agreement are hereby amended and restated in their entirety by Exhibits A through D attached hereto.
2.MISCELLANEOUS
2.1No Other Amendments. Except as specified above, all other terms and conditions of the Existing Agreement shall remain unchanged and in full force and effect.
2.2Entire Agreement. The Agreement (including this Amendment) contains the entire agreement of the parties hereto with respect to its subject matter, superseding all negotiations, prior discussions and preliminary agreements made prior to the date hereof.
2.3Counterparts. This Amendment may be executed manually or by facsimile by the parties, in any number of counterparts, each of which shall be considered one and the same agreement and shall become effective when a counterpart hereof shall have been signed by each of the parties and delivered to each of the other parties.

CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the Amendment Effective Date.
SI-BONE, INC.
By:    /s/ Anshul Maheshwari
Name:    Anshul Maheshwari
Title:    Chief Financial Officer

RMS COMPANY
By:    /s/ John Braun
Name:    John Braun
Title:    President

CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

PRICING ADDENDUM
[***]

EXHIBIT A
[***]

EXHIBIT B
[***]

EXHIBIT C
[***]

EXHIBIT D
[***]